1 Spruce Power Streamlines Operations, Reducing Costs and Accelerating Path to Sustainable Growth - Actions Expected to Generate $20 Million in Annualized Savings, Enabling Long-Term Profitability and Positive Cash Flow - Strategic Actions Position Spruce for Scalable, High-Margin Growth and Greater Shareholder Value DENVER, COLORADO – Spruce Power Holding Corporation (NYSE: SPRU) (“Spruce” or the “Company”), a leading owner and operator of distributed solar energy assets across the United States, today announced transformative steps expected to meaningfully improve operational efficiency, drive long-term profitability and optimize the Company’s financial position. These initiatives will reduce SG&A expense generating approximately $20 million in annual savings. The Company believes the savings will accelerate Spruce’s path to positive free cash flow and support key growth initiatives, enabling faster scaling of the Company’s solar energy platform. The actions include workforce adjustments, the closure of the Denver office and the consolidation of certain roles across the organization. These changes reflect Spruce’s ongoing commitment to managing expenses and optimizing resources, while maintaining operational excellence across all levels of the business. “Our board and senior leadership team are taking proactive steps to preserve our strong cash position of more than $90 million, and to build a leaner, more efficient foundation for long-term growth. Through streamlined operations, increased automation and sharper focus on core initiatives, Spruce is accelerating its path to consistent positive free cash flow while scaling its platform. These actions reinforce Spruce’s commitment to deliver sustainable value to shareholders,” said Chris Hayes, Chief Executive Officer of Spruce. “I am deeply grateful to our departing employees for their service, and to those remaining who will help drive this next chapter.” In addition to accelerating the path to positive free cash flow, Spruce’s strategic realignment will direct additional resources to its core initiatives, including expanding its distributed solar energy platform, accelerating sales of Spruce PRO and capturing further operational efficiencies. The Company’s investments in automation and IT systems are designed to optimize workflows, reduce overhead and improve scalability across the entire business.

2 Hayes concluded, “We are reimagining how Spruce operates and are confident that these strategic actions will give the Company a more resilient financial structure, thus increasing profitability and creating shareholder value.” One-time severance and reorganization costs will result in a charge of approximately $1.0 million in the third quarter. Forward Looking Statements Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are characterized by the use of certain words or phrases (and their derivatives) such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “opportunity,” “plan,” “goals,” “target” “predict,” “potential,” “positions,” “estimate,” “should,” “will,” “would,” “continue,” “sustainable,” “likely,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based upon our current plans and strategies, management’s assumptions and expectations about future events, and market conditions and reflect our current assessment of the risks and uncertainties related to our business and are made as of the date of this release. Forward-looking statements in this release may include, without limitation, (i) statements made in Mr. Hayes’ quotations, (ii) management’s goals and expectations with respect to our position and ability to scale our platform, accelerate sales of Spruce Pro, improve efficiency, reduce SG&A costs, preserve cash, achieve or sustain profitability, positive free cash flow or growth and create shareholder value, (iii) management’s expectations and estimates regarding the amount of costs and savings likely to result from the actions described in this release. There can be no assurance that actual future results, performance or achievements of, or trends affecting, us will not differ materially from any future results, performance, achievements or trends expressed or implied by such forward- looking statements. Forward looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from historical results or the forward-looking statements contained herein, including without limitation, competition from traditional energy companies as well as solar and other renewable energy companies; risks related to our indebtedness, including our ability to repay our indebtedness and limitations on our cash flows from operations; our ability to refinance our indebtedness; our ability to realize the anticipated benefits of the actions described in this release, including, but not limited to, annualized cost savings; the risk that the actions described in this release may disrupt our business or operations or harm our ability to attract and retain employees and the other risks discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 31, 2025, subsequent Quarterly and Annual Reports on Form 10-Q and Form 10-K, respectively, and other documents that the Company files with the SEC. These factors are not exhaustive. New risk factors emerge from time to time, and it is not possible to predict all such risk factors, nor can the Company assess the impact of all such risk factors on its business or the extent to which any factor or combination of factors may cause actual results to differ materially from the results implied by these forward- looking statements. Forward-looking statements are not guarantees of performance. You should

3 not put undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. The Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. About Spruce Power Spruce Power Holding Corporation (NYSE: SPRU) is a leading owner and operator of distributed solar energy assets across the United States. We provide subscription-based services that make it easy for homeowners to benefit from rooftop solar power and battery storage. Our power as-a-service model allows consumers to access new technology without making a significant upfront investment or incurring maintenance costs. Our company owns the cash flows from approximately 85,000 home solar assets and contracts across the United States. For additional information, please visit www.sprucepower.com. For More Information Investor Contact: investors@sprucepower.com Media Contact: publicrelations@sprucepower.com